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                              EXHIBIT 10.1



         Restated Stock Option Plan, dated October 25, 1996.


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                                 TRC Companies, Inc.

                              Restated Stock Option Plan


     The Stock Option Plan originally called the "Stock Option Plan for Key Employees" (the "Plan") was adopted by the Board of Directors of TRC Companies, Inc., a Delaware corporation (the "Company") on August 29, 1979.

     1. Purpose. The purpose of this Plan is to increase the interest in the welfare of the Company of those individuals who bear the primary responsibility for the management, growth and protection of the business of the Company, to furnish such individuals with an incentive to continue their services to the Company, and to attract able management personnel to the employ of the Company by enabling such individuals to acquire a proprietary interest in the Company through the grant to such individuals of options to purchase shares of the Company's Common Stock.

     2. Administration. This Plan shall be administered either by the full Board of Directors or by the Compensation Committee (the "Committee") of not less than three members of the Board of Directors of the Company (the "Board"). Reference herein to the Committee shall refer either to the Committee or the Board.

     3. Shares Subject to Plan. Options may be granted from time to time under this Plan providing for the purchase of up to 2,243,500 shares of Common Stock, $0.10 par value per share, of the Company ("Common Stock"), subject to adjustment pursuant to Section 13, including such number of shares as may become available for re-offering pursuant to Section 15. For the purposes of this Plan, shares of authorized and unissued Common Stock or Common Stock reacquired by the Company and held in its treasury, as from time to time determined by the Board, may be sold upon exercise of options granted hereunder.

     4. Eligible Personnel. Only those key employees and directors of the Company, its present Subsidiaries, and any Subsidiary which the Company may organize or acquire, who in the judgment of the Committee, bear the primary responsibility for the management, growth and protection of the business of the Company and/or a Subsidiary shall be eligible to be granted options under this Plan. For the purposes of this Plan, the term "Subsidiary" shall mean any Corporation, the stock of which possessing more than 50% of the total combined voting power of all classes of stock is at the time owned by the Company or another Subsidiary of the Company.

     5. Restrictions on Eligibility. No option shall be granted under this Plan to any one individual if the number of shares which are made the subject of options to such individual exceeds in the aggregate 5% of the total number of shares of stock outstanding at the time such option is granted.

     6. Allotment of Shares. The Committee shall from time to time determine the key personnel of the Company and its Subsidiaries to whom options may be granted under this Plan and the number



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of shares of Common Stock to be offered to each by the grant of an option.  The grant of an option to an eligible person under this Plan shall not be deemed either to entitle such person to, or to disqualify such person from, participation in any other grant of options under this Plan.

     7. Grant of Option. Grants of options under this Plan shall be made only by resolutions adopted by the Committee whose written reports shall be duly filed with the Minutes of Board meetings. The grant of such options shall be evidenced by such Committee resolutions and, in addition, by Option Agreements substantially in the form of the Option Agreement which is attached hereto and made a part hereof ("Option Agreements"). The grant of an option under this Plan shall commence to have legal force and effect at the time of adoption by the Committee of the resolutions making the grant, and the person to whom such option is granted shall become a participant in this Plan at such time. Such resolutions of the Committee shall specify, subject to Sections 8, 9 and 10 hereof, the option price and the time period or periods over which the option may be exercised.

     8. Option Price and Proceeds from Sale of Shares. The price at which shares of Common Stock may be purchased upon the exercise of an option granted under this Plan shall not be less than the fair market value of the Common Stock of the Company on the date such option is granted nor less than the par value of the Common Stock. The fair market value of the Common Stock on the date of grant shall be the mean between the bid and asked prices for the Common Stock on such date if the Common stock is traded in the over-the-counter market, or the closing price of the Common Stock on such date if the Common Stock is traded on a national securities exchange.

     9. Option Period. The period for exercising an option granted under this Plan shall not exceed ten (10) years from the date the option is granted.

     10. Termination of Options. All rights to exercise an option granted under this Plan shall terminate upon the occurrence of any one of the following events, in addition to any events as may be specified in the Option Agreement:

          (a) Upon termination of employment or directorship by reason of death, disability or retirement of the participant, provided that such option, to the extent then exercisable but unexercised, may be exercised, in whole or in part, by the participant, his or her conservator or the executor or administrator of his or her estate, within one year after the date of death, disability or retirement of the participant; or

          (b) Upon termination of employment or directorship for neglect of duty or other cause, effective immediately upon the first date on which the participant is no longer an employee or director of the Company or a Subsidiary; or

          (c) Upon termination of employment or directorship for any reason other than as provided in the foregoing sub-paragraphs (a) and
                  (b), provided that such option, to the extent then exercisable, but unexercised, may be exercised, in whole or in part,



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                  by the participant within thirty (30) days after the first date on which the participant is no longer an employee or director of the Company or a Subsidiary;

          (d) Upon the merger, consolidation, dissolution or liquidation of the Company as provided in Section 13.

     11. Payment. Full payment of the purchase price for shares purchased upon the exercise, in whole or in part, of an option granted under this Plan, shall be made at the time of such exercise. No such shares shall be issued or transferred to a participant until full payment therefor has been made, and a participant shall have none of the rights of a shareholder until shares are issued or transferred to him. In addition, as a further condition of issuance or transfer of shares upon exercise of an option to the person exercising the option, such person (whether an employee or director, former employee, or the legal representative of a former employee or director, or the estate of a former employee or director) must pay to the Company the amount of money that the Company or any Subsidiary is legally required to withhold for Federal or state tax purposes, as determined by the Company or such Subsidiary, on account of the income to be realized upon exercise of the option by the holder of the option.

     12. Registration of Shares. The Company intends, but shall not be obligated, to register the shares included in the Plan on Form S-8 under the Securities Act of 1933, as amended. However, if requested by the Company, the optionee upon exercise of any option shall make such representations and furnish such information to the Company as may be necessary or appropriate to permit the Company to issue such shares in compliance with the provisions of the Securities Act of 1933, as amended, or with any other applicable law without registration under such Act or other applicable law. In such event, the certificate for shares purchased upon exercise of any option issued pursuant to the Plan shall bear a legend to the effect that such shares have not been registered pursuant to the Securities Act of 1933 and cannot be transferred unless so registered or upon delivery to the Company of an opinion of counsel satisfactory to it that such registration is not required. In no event shall shares be issued pursuant to an option if any requisite approval or consent of any governmental authority having jurisdiction over the exercise of options or the issue and sale of the Common Stock shall not have been secured or if any required registration of such shares with any governmental authority is not in effect. The Company may, without incurring any liability to the holder of the option, delay the issuance of such shares until such approval or consent has been secured or until such registration is effective.

     13. Changes in Capital Structure, etc. In the event of the payment of any dividend payable in, or the making of any distribution of, stock of the Company to holders of record of Common Stock of the Company during the period that any option granted under this Plan is outstanding or in the event of any stock split, combination of shares or recapitalization of the authorized capital stock of the Company during such period, participants shall be entitled, upon the exercise of any unexercised options held by them, to receive such new, additional or other shares of stock of any class, or other property (including cash), as they would have been entitled to receive as a matter of law in connection with such payment, distribution, stock split, combination or recapitalization, as the case

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may be, had they held the shares of Common Stock being purchased upon exercise of such options on the record date set for such payment or distribution or on the date of such stock split, combination or recapitalization, and the option price under any such option shall be appropriately adjusted. In case any such event shall occur during the term of this Plan, the number of shares that may be optioned and sold under this Plan, as provided in Section 3, shall be appropriately adjusted. The decision of the Board as to all such adjustments, made in good faith, shall be conclusive and binding upon the holders of options granted under this Plan. Options granted pursuant to this Plan shall terminate upon the effective date of the merger or consolidation of the Company into another corporation in which event the Company is not the surviving corporation, or the dissolution or liquidation of the Company. The Company shall give holders of such options at least thirty (30) days prior written notice of such effective date.

     14. Non-Transferability. The Committee shall have the discretion to grant options which are transferable, but may also in their discretion place limits on the transferability of options granted.

     15. Re-Offering of Shares. Any shares of Common Stock which, by reason of the expiration or termination of an option, are no longer subject to purchase pursuant to an option granted under this Plan shall be available for re-offering under this Plan.

     16. Interpretation. The Committee shall interpret this Plan and prescribe, amend or rescind rules and regulations relating to this Plan and make any and all other determinations necessary or advisable for the administration of this Plan.

     17. Amendment of the Plan. The Board may terminate or discontinue this Plan at any time and may suspend this Plan or amend or modify this Plan in any respect at any time or from time to time, provided that no action of the Board or Shareholders may, without the consent of a participant, alter or impair the rights of such participant under any option previously granted under this Plan to such Participant.

     18. Effect of the Plan, etc. Neither the adoption of this Plan nor any action of the Committee in determining a person as eligible for the grant of an option or otherwise shall be deemed to give a person any right to be granted an option to purchase Common Stock of the Company or any other rights hereunder unless and until the Committee shall have adopted a resolution granting such person an option, and then only to the extent and on such terms and conditions as may be set forth in such resolution.

     19. Options Granted Prior to Amendment of Plan. Notwithstanding any amendments to or modification of this Plan made after the granting of any option under this Plan, such option, including the validity thereof and the effective date of grant thereof, shall be governed by the provisions of this Plan as in effect on the date of grant thereof.



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Witness the Seal of the Company and the signatures of its duly authorized officers.

Dated as of October 25, 1996 and as subsequently amended.


                              TRC COMPANIES, INC.


                                   /s/Bruce D. Cowen
                               ---------------------
                                      President




(Seal)


ATTEST:

     /s/John H. Claussen
----------------------------
        Secretary